UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: February 28, 2017

Date of reporting period: August 31, 2016

Item 1. Reports to Stockholders.

Wasmer Schroeder High Yield Municipal Fund

Semi-Annual Report
August 31, 2016

Wasmer Schroeder High Yield Municipal Fund

August 31, 2016

Dear Shareholder:

We are pleased to present the August 31, 2016 semi-annual report for the Wasmer Schroeder High Yield Municipal Fund (the “Fund”). The Fund’s net asset value (“NAV”) increased by 31 cents to $11.07 per share during the six months since our last shareholder communication on February 29, 2016; over those six months, shareholders received monthly dividends totaling 23 cents per share. Factoring in the reinvestment of dividends, the Fund produced a total return of 5.03% over the six months ended August 31, 2016, compared to a total return of 7.29% for the Bloomberg Barclays Municipal High Yield Index and 3.14% for the Bloomberg Barclays Municipal Bond Index.

	Wasmer Schroeder	Bloomberg Barclays	Bloomberg Barclays
	High Yield Municipal	Municipal High	Municipal
Period	Fund (WSHYX)	Yield Index	Bond Index
2/29/16 – 8/31/16	5.03%	7.29%	3.14%

The interest rate environment during the six-month period ended August 31, 2016 was relatively benign from a volatility standpoint. The U.S. markets were keenly focused on the Federal Open Market Committee’s (“FOMC”) reaction (or lack thereof) to mostly uninspiring economic data over the summer. Ultimately, the U.S. Federal Reserve Board (the “Fed”) never quite received the green light they were looking for in order to raise their benchmark rate in 2016. With gross domestic product (“GDP”) growth running in the low 1% range, the unemployment rate holding steady at roughly 4.9%, and the Core PCE (personal consumption expenditures) Price Index unable to break above 1.7%, the Fed’s decisions to leave the funds rate unchanged were relatively easy ones. Indeed, the FOMC’s voting members were in almost unanimous agreement at all four of their meetings during the period.

From a global perspective, additional quantitative easing measures in Europe and Japan – mostly via central bank bond purchase programs - kept a lid on interest rates and in many instances contributed to the continued growth in negative yielding debt outside of the U.S.  Corporate profit growth remained lackluster, highlighted by a particularly difficult period for the energy industry. The political landscape both domestically and abroad presented challenges for investors looking to gauge policy impact on the markets over the next 12-24 months as the surprise BREXIT vote and an increasingly contentious U.S. presidential election cast a shadow over prospects for economic growth and free trade initiatives across the globe. Given the continuation of armed conflict in Iraq and Syria, a failed military coup in Turkey and souring China-U.S. relations, investors have reason to be cautious when it comes to risk assumption – however, that caution hasn’t been widely expressed in asset prices as of late with the Standard & Poor’s (“S&P”) 500® Index touching an all-time high of 2,190 on 8/15/16 and interest rates holding firm.

Wasmer Schroeder High Yield Municipal Fund

U.S. Treasury yields, for their part, were mostly unchanged inside of 10 years with 5-year bonds lower by 2 basis points higher at 1.22% from February 2016 to August 2016. The yield curve did exhibit a notable degree of flattening, however, with 10-year notes ending August down 16 basis points, to 1.58%, while 30-year Treasury yields fell by 38 basis points to 2.23%. The steepness of the yield curve, as measured by the difference between 2-year and 30-year Treasury yields, declined by 42 basis points over the six month period to end August at +142 basis points. Historically speaking, a flattening yield curve is often an indication of economic weakness on the horizon, so this is a development that bears monitoring by asset managers.

In typical fashion, the municipal bond market took its cue from U.S. Treasuries. The municipal yield curve was flatter during the period with long bonds outperforming. Prices along the short- and intermediate portions of the curve held up quite well with technical factors continuing to provide a favorable backdrop for investors – particularly with respect to new supply and mutual fund flows. Through August, municipal bond mutual funds had reported 47 consecutive weeks of net inflows, so the demand for municipal securities is visibly evident.

The impact of these flows is further compounded by the market’s supply dynamic. Although primary market activity from February 2016 to August 2016 ($241B) was approximately 4% above the same period in 2015, less than 40% of this year’s issuance has represented ‘new money’ deals. The remainder of that new issuance was purposed for refundings and combined refundings which, generally speaking, does not increase the availability of bonds in the market but instead represents more of a recycling of debt from old terms (coupons, call dates, etc.) to new ones. This low amount of new money issuance is running short of principal and coupon reinvestment needs, leaving municipal bond investors to grapple with the systemic issue of a market that has been shrinking in size. Going forward, our outlook for overall new issuance does slightly improve heading into 2017, however, this imbalance between new money issuance and refunding activity will continue to present challenges for investors during periods high demand. While the Treasury market will continue to shape the tax-exempt yield curve, we believe the supply dynamic should provide support for municipal-to-Treasury yield ratios over the near term as market participants struggle to reinvest cash from refundings, maturities, calls and coupon payments.

Aggregate credit quality conditions in the municipal market have remained stable although notable softness has crept into certain revenue sources. State and local collections are reflecting the moderate pace of growth we’ve seen at the Federal level with preliminary figures from the Rockefeller Institute of Government showing 4.2% year-over-year growth in total state and local revenue during the 4th quarter of fiscal year 2015/2016. Revenue collections are expected to continue moderating as the impact from slowing consumption on sales taxes, fairly large declines in corporate income taxes, and extreme budget weakness in oil-dependent states begins to materialize. In fact, S&P has downgraded six state ratings during 2016, the second

Wasmer Schroeder High Yield Municipal Fund

highest amount for a year in almost three decades and the most since 1986. Nonetheless, according to S&P, broader rating metrics continue to show stability within the  market, particularly within tax secured sectors; the 1st quarter of 2016 was the 14th consecutive quarter in which public finance upgrades exceeded downgrades – the longest such stretch since 2001. Notably, the U.S. state sector was the only one that recorded more downgrades than upgrades during the 1st quarter.

In credit specific news, Puerto Rico was the most dominant story for the municipal market over the summer. The Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) was enacted into law on June 30, 2016 and the following day the Commonwealth of Puerto Rico (the “Commonwealth”) defaulted on their general obligation debt for the first time. The passage of PROMESA, in our opinion, is a positive step for Puerto Rico and its creditors as it will ultimately define the path forward for an orderly reconciliation and restructuring of the Commonwealth’s budget and liabilities. The bond market had been making preparations in advance of this default scenario and the Commonwealth has been effectively shut out of the new issue market since their $3.5 billion benchmark deal was issued in March 2014. However, the default on Puerto Rico’s general obligation debt did have ramifications for the Bloomberg Barclays Municipal High Yield Index and mutual funds that held significant positions as the bonds transition from trading with accrued interest to trading “flat”, or without accrued interest, which in many instances had a negative impact on quoted yields for those entities.

From a macro standpoint, we expect the public finance credit landscape will be stable to moderately stronger over the coming year. The housing sector continues to show stability, as evidenced by the +5.0% year-over-year growth in the S&P/Case-Shiller 20-City Composite Home Price Index as of July 31, 2016. Private sector employment conditions continue to firm up which bodes well for personal income tax collections, while public payrolls have been flat to moderately lower, providing a measure of budgetary expense relief. Meanwhile, the area of greatest weakness for aggregate credit quality trends – specifically energy prices – appears to have stabilized in recent months and should provide some measure of clarity for oil dependent state and local governments when crafting budgets.

Recognizing that economic conditions have cooled in the recent quarter, the Fund has been focusing primarily on identifying relative value in the BBB and low-A rated sectors of the municipal market; we have been cognizant of spread compression in the below investment grade and non-rated sectors of the market and as a result have tightened our underwriting standards when it comes to these more speculative issuers. As previously discussed, the Fund’s performance over the six month period ended August 31, 2016 was lower than that of the Bloomberg Barclays Municipal High Yield Index, one of the Fund’s primary benchmarks, as a result of material differences in the composition of the Fund and the benchmark. For example, Puerto Rico, Healthcare and Tobacco issuers represent approximately 57% of the Bloomberg Barclays Municipal High Yield Index versus just 17% for the Fund as of

Wasmer Schroeder High Yield Municipal Fund

August 31, 2016. The Tobacco sector, which the Fund does not have exposure to due to credit quality concerns, was the 2nd best  performing sector within the benchmark over the period with a total return of 10.3%. Furthermore, all of the Fund’s 4.7% exposure to Puerto Rico was limited to insured credits which provides an additional source of potential repayment in the event of an underlying issuer default. The Fund ended August with approximately 22% of its portfolio holdings insured by a monoline bond insurer and, unlike the Bloomberg Barclays Municipal High Yield Index, 76% of the portfolio was allocated to investment grade issues. The Bloomberg Barclays Municipal Bond Index, which also serves as a benchmark for the Fund and a proxy for the investment grade municipal bond market, also produced positive returns during the period.  The Bloomberg Barclays Municipal Bond Index’s performance during the period was a direct reflection of investor preference for longer duration securities and the absence of uninsured Puerto Rico exposure.  The Fund outperformed the Barclay’s Municipal Bond Index by 1.89% during the period.

All sectors within the Fund produced positive performance during the period. Housing, Transportation, Healthcare and Industrial Revenue were the best performing sectors, contributing approximately 50% of Fund’s total return during the period. In most cases, issuer specific news drove performance in these sectors. For example, the Southcentral Minnesota Pooled Housing Authority’s bonds continue to produce strong cash flows for the Fund due to occupancy improvements and strong financial performance. As of August 31, 2016, the Fund held 5.56% of its net assets in the Southcentral Minnesota bonds. Longer duration assets also performed well, with non-callable Gas Prepay Bonds representing three of the top five performing securities during the period. The underperforming areas of the portfolio were generally due to bonds that are currently callable or otherwise exhibit short durations due to flattening trend in the yield curve that we described earlier.

The Fund exhibits less exposure to Puerto Rico securities relative to the Bloomberg Barclays Municipal High Yield Index and no exposure to the Tobacco Securitization sector. These two sectors have been subject to significant performance volatility since March 31, 2014, particularly Puerto Rico given the market’s expectation of a high probability of default. We expect that any material valuation fluctuations in these sectors should continue to result in a disparity of returns between the Fund and the Bloomberg Barclays Municipal High Yield Index.

The Fund’s duration-to-worst ended the period at 5.2 years as of August 31, 2016, down from 5.4 years as of February 29, 2016. The Fund’s average maturity was also slightly lower at 17.9 years as of August 31, 2016, and we continue to maintain a preference for 5.00% coupons with the portfolio’s average coupon ending August at 5.25%.

The Wasmer Schroeder High Yield Municipal Fund ended August with a portfolio consisting of 136 individual securities. This reflects our belief that diversification is an important risk-management component of any strategy that focuses on credit opportunities. We are thankful for the trust you have placed in us and we look

Wasmer Schroeder High Yield Municipal Fund

forward to continuing to serve your investment needs in the future. We encourage you to contact us if you have any questions about your investment in the Wasmer Schroeder High Yield Municipal Fund.

Jason D. Diefenthaler
Senior Portfolio Manager
Wasmer, Schroeder & Company, Inc.

Past performance is not a guarantee of future results.

Opinions expressed above are those of the adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in municipal securities may involve additional risks, such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse political, legislative, regulatory and economic developments.  The Fund may invest in securities which involve limited liquidity that can be difficult to sell.  Income from investments in tax-exempt securities may be subject to state and local taxes and a portion of income could be subject to the federal alternative minimum tax.

Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Bond ratings provide the probability of an issuer defaulting based on the credit rating agency’s analysis of the issuer’s financial condition and profit potential.  Bond rating services are provided by Standard & Poor’s, Moody’s Investors Service, and Fitch Investors Service.  Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default).

Certain investments in the Fund are covered by bond insurance issued by a monoline bond insurer.  Bond insurance is a type of credit enhancement.  A bond insurer unconditionally and irrevocably guarantees that interest and principal will be paid as scheduled even if the bond issuer defaults.  A monoline bond insurer backs debt securities only and is not exposed to risks from other lines of business.

Diversification does not assure a profit or protect against risk in a declining market.

The Bloomberg Barclays Municipal High Yield Bond Index is a rules-based, market-value-weighted index.  Bonds eligible for inclusion in the Index must have a credit quality classification of Ba1/BB+ or lower or be unrated or nonrated by all three categories.  They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million.  The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

The Bloomberg  Barclays Municipal Bond Index is a rules-based, market-weighted index which represents the long-term tax-exempt bond market.  Bonds eligible for inclusion in the Index must be rated investment grade and have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must also be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

S&P/Case-Shiller 20-City Composite Home Price Index seeks to measure the value of residential real estate in 20 major U.S. metropolitan areas.

Wasmer Schroeder High Yield Municipal Fund

The Core PCE (personal consumption expenditures) Price Index measures the prices paid by consumers for goods and services without the volatility caused by movements in food and energy prices to reveal underlying inflation trends (Bureau of Economic Analysis).

The Standard & Poor’s 500 Index, often abbreviated as the S&P 500, or just “the S&P”, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ. The S&P 500 Index components and their weightings are determined by S&P Dow Jones Indices.

An investment cannot be made directly in an index.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Duration-to-worst is the duration of a bond computed to the redemption date which would provide the lowest yield (for callable bonds) or highest yield (for putable bonds).  For securities without calls or puts, duration-to-worst is calculated to maturity.

Cash flow is the net amount of cash and cash equivalents moving into and out of a business.

Average maturity is the weighted average maturity of the securities in the portfolio, expressed in years.

Average coupon is the weighted average coupon of the securities held in the portfolio.

Basis point equals 1/100th of 1%.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at August 31, 2016 (Unaudited)

As a Percentage of Total Municipal Bonds

Municipal Bond Type

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at August 31, 2016 (Unaudited)

As a Percentage of Total Investments

Credit Rating

Credit ratings are determined by using the middle rating of Moody’s Investors Service©, Inc., Standard and Poor’s® Ratings Group and Fitch Ratings, Inc. and the lowest rating when fewer than three ratings are assigned.

Wasmer Schroeder High Yield Municipal Fund

EXPENSE EXAMPLE at August 31, 2016 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/16 – 8/31/16).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  Effective June 28, 2016, actual net expenses are limited to 0.95% of the Fund’s average net assets per the operating expenses limitation agreement.  Prior to June 28, 2016, actual net expenses were limited to 1.00%.  Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Wasmer Schroeder High Yield Municipal Fund

EXPENSE EXAMPLE at August 31, 2016 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/16	8/31/16	3/1/16 – 8/31/16
Actual	$1,000.00	$1,050.30	$5.06
Hypothetical	$1,000.00	$1,020.27	$4.99
(5% return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2016 (Unaudited)

	Principal
MUNICIPAL BONDS – 97.96%	Amount	Value
Alabama – 4.18%
County of Jefferson Alabama Revenue Bonds
5.25%, 1/1/2019 (Callable 10/3/2016)	$500,000	$504,890
5.25%, 1/1/2020 (Callable 10/3/2016)	300,000	302,931
5.50%, 1/1/2021 (Callable 10/3/2016) (AGM Insured)	275,000	277,085
5.50%, 1/1/2022 (Callable 10/3/2016)	145,000	146,421
5.25%, 1/1/2023 (Callable 10/3/2016) (AGM Insured)	100,000	100,761
5.25%, 1/1/2023 (Callable 10/3/2016)	100,000	100,980
5.00%, 1/1/2024 (Callable 10/3/2016)	500,000	504,110
4.75%, 1/1/2025 (Callable 10/3/2016) (AMBAC Insured)	655,000	659,061
4.75%, 1/1/2025 (Callable 10/3/2016) (AGM Insured)	800,000	802,560
4.75%, 1/1/2025 (Callable 10/3/2016)	1,000,000	1,007,620
		4,406,419
Arizona – 1.86%
Salt Verde Financial Corp. Revenue Bonds
5.00% 12/1/2037	1,525,000	1,959,366

California – 4.53%
Bay Area Toll Authority Revenue Bonds
5.00%, 10/1/2054 (Callable 10/1/2024)	1,000,000	1,198,620
California Statewide Communities
Development Revenue Bonds
5.25%, 12/1/2029 (Callable 12/1/2024)	1,000,000	1,194,470
5.25%, 12/1/2044 (Callable 12/1/2024)	500,000	579,160
San Joaquin Hills Transportation
Corridor Agency Revenue Bonds
5.25%, 1/15/2049 (Callable 1/15/2025)	1,000,000	1,170,850
Soledad Redevelopment Agency Tax Allocation
5.00%, 12/1/2032 (Callable 12/1/2017) (XLCA Insured)	600,000	632,460
		4,775,560

Colorado – 2.93%
Denver Convention Center Hotel Authority Revenue Bonds
5.00%, 12/1/2035 (Callable 11/1/2016) (XLCA Insured)	750,000	752,573
Public Authority for Colorado Energy Revenue Bonds
6.50%, 11/15/2038	1,585,000	2,339,761
		3,092,334
District of Columbia – 1.05%
District of Columbia Revenue Bonds
6.50%, 10/1/2041 (Callable 4/1/2021)	1,000,000	1,106,060

Florida – 15.67%
Alachua County Health Facilities Authority Revenue Bonds
5.00%, 12/1/2036 (Callable 12/1/2024)	1,000,000	1,175,250

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2016 (Unaudited), Continued

	Principal
	Amount	Value
Florida – 15.67% (Continued)
Babcock Ranch Community Independent
Special District Revenue Bonds
4.25%, 11/1/2021	$595,000	$606,864
4.75%, 11/1/2026 (Callable 11/1/2025)	925,000	957,633
5.00%, 11/1/2031 (Callable 11/1/2025)	155,000	159,814
5.25%, 11/1/2046 (Callable 11/1/2025)	265,000	272,545
Collier County Educational Facilities Authority Revenue Bonds
6.125%, 11/1/2043 (Callable 11/1/2023)	1,000,000	1,149,770
Collier County Health Facilities Authority Revenue Bonds
5.00%, 5/1/2045 (Callable 5/1/2025)	2,255,000	2,660,380
Florida Gulf Coast University Financing Corp. Revenue Bonds
5.00%, 2/1/2043 (Callable 2/1/2023)	600,000	679,122
Florida Higher Educational Facilities
Financial Authority Revenue Bonds
5.00%, 4/1/2032 (Callable 4/1/2022)	500,000	564,325
Halifax Hospital Medical Center
Florida Hospital Revenue Bonds
5.00%, 6/1/2036 (Callable 6/1/2026)	1,000,000	1,181,630
Lee County Industrial Development Authority Revenue Bonds
4.50%, 10/1/2032 (Callable 10/1/2022)	500,000	530,540
5.50%, 10/1/2047 (Callable 10/1/2022)	1,000,000	1,132,340
Midtown Miami Community Development
District Special Assessment
5.00%, 5/1/2037 (Callable 5/1/2023)	350,000	377,241
Palm Beach County Health Facilities Authority Revenue Bonds
7.25%, 6/1/2034 (Callable 6/1/2022)	750,000	914,280
Talis Park Community Development
District Special Assessment
5.25%, 5/1/2021	400,000	406,400
5.55%, 5/1/2036 (Callable 10/3/2016)	1,435,000	1,436,220
Town of Davie Florida Revenue Bonds
6.00%, 4/1/2042 (Callable 4/1/2023)	500,000	621,500
Villagewalk of Bonita Springs Community
Development District Special Assessment
5.15%, 5/1/2038 (Callable 5/1/2017)	825,000	832,978
Winter Garden Village at Fowler Groves Community
Development District Special Assessment
5.65%, 5/1/2037 (Callable 10/3/2016)	875,000	875,989
		16,534,821
Georgia – 2.21%
Municipal Electric Authority of Georgia Revenue Bonds
5.00%, 7/1/2060 (Callable 7/1/2025)	2,000,000	2,328,080

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2016 (Unaudited), Continued

	Principal
	Amount	Value
Guam – 1.62%
Guam Government Waterworks Authority Revenue Bonds
5.00%, 7/1/2035 (Callable 7/1/2024)	$500,000	$573,800
Guam Power Authority Revenue Bonds
5.00%, 10/1/2021	495,000	572,774
5.00%, 10/1/2034 (Callable 10/1/2022)	500,000	563,225
		1,709,799
Illinois – 13.77%
Chicago Board of Education General Obligation Bonds
5.00%, 12/1/2022 (Callable 12/1/2017) (AGM Insured)	220,000	226,728
5.50%, 12/1/2026 (AGC Insured)	575,000	675,809
5.00%, 12/1/2042 (Callable 12/1/2022) (AGM Insured)	1,000,000	1,053,520
Chicago Illinois Wastewater Transmission Revenue Bonds
5.00%, 1/1/2027 (Callable 1/1/2022)	345,000	389,350
Chicago Park District General Obligation Bonds
5.50%, 1/1/2033 (Callable 1/1/2019)	350,000	371,063
City of Chicago Illinois General Obligation Bonds
4.00%, 1/1/2017 (Callable 10/3/2016) (AMBAC Insured)	280,000	280,680
4.00%, 1/1/2020 (Callable 1/1/2018)	225,000	226,026
5.00%, 1/1/2024	500,000	541,320
5.00%, 1/1/2025	1,000,000	1,085,600
5.00%, 1/1/2029 (Callable 1/1/2020) (AGM Insured)	500,000	539,400
5.25%, 1/1/2033 (callable 1/1/2018)	340,000	346,222
5.50%, 1/1/2039 (Callable 1/1/2025)	1,000,000	1,047,480
City of Chicago Illinois Sales Tax Revenue Bonds
5.00%, 1/1/2032 (Callable 1/1/2025)	250,000	279,915
City of Chicago Illinois Waterworks Revenue Bonds
5.00%, 11/1/2026	275,000	336,025
5.00%, 11/1/2044 (Callable 11/1/2024)	1,000,000	1,143,660
Metropolitan Pier & Exposition Authority Revenue Bonds
5.20%, 6/15/2050 (Callable 6/15/2020)	2,000,000	2,127,880
State of Illinois General Obligation Bonds
5.00%, 2/1/2021	600,000	666,918
5.00%, 5/1/2034 (Callable 5/1/2024)	500,000	548,540
5.00%, 2/1/2039 (Callable 2/1/2024)	1,000,000	1,083,479
5.00%, 3/1/2034 (Callable 10/3/2016) (AMBAC Insured)	1,000,000	1,003,240
5.25%, 7/1/2030 (Callable 7/1/2023)	500,000	561,025
		14,533,880
Iowa – 1.09%
Iowa Higher Education Loan Authority Revenue Bonds
5.00%, 10/1/2037 (Callable 10/1/2025)	1,105,000	1,149,907

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2016 (Unaudited), Continued

	Principal
	Amount	Value
Maine – 1.54%
Maine Health & Higher Educational Facilities Authority
5.00%, 7/1/2024 (Callable 7/1/2023)	$850,000	$1,002,286
5.00%, 7/1/2027 (Callable 7/1/2023)	300,000	347,358
5.00%, 7/1/2033 (Callable 7/1/2023)	245,000	277,102
		1,626,746
Maryland – 1.92%
City of Baltimore Maryland Revenue Bonds
5.25%, 9/1/2023 (Callable 10/3/2016) (XLCA Insured)	205,000	205,558
5.25%, 9/1/2025 (Callable 10/3/2016) (XLCA Insured)	50,000	50,116
5.25%, 9/1/2026 (Callable 10/3/2016) (XLCA Insured)	50,000	50,107
5.00%, 9/1/2032 (Callable 10/3/2016) (XLCA Insured)	75,000	75,183
5.25%, 9/1/2039 (Callable 10/3/2016) (XLCA Insured)	505,000	505,726
Maryland State Economic Development Corp.
Student Housing Refunding Revenue Bonds
5.00%, 7/1/2039 (Callable 7/1/2025)	1,000,000	1,137,320
		2,024,010
Massachusetts – 1.08%
Massachusetts Development Finance Agency Revenue Bonds
5.00%, 7/1/2044 (Callable 7/1/2025)	500,000	580,750
5.125%, 7/1/2044 (Callable 7/1/2024)	500,000	561,680
		1,142,430
Michigan – 10.61%
City of Detroit Michigan General Obligation Bonds
5.00%, 4/1/2020 (Callable 9/14/2016) (NATL Insured)	22,475	22,517
5.25%, 4/1/2023 (Callable 9/14/2016) (AMBAC Insured)	58,900	58,173
5.25%, 11/1/2035	1,500,000	1,579,140
City of Detroit Michigan Sewage
Disposal System Revenue Bonds
7.00%, 7/1/2027 (Callable 7/1/2019) (AGM Insured)	1,000,000	1,158,780
City of Detroit Michigan Water Supply System Revenue Bonds
5.00%, 7/1/2034 (Callable 10/3/2016) (AGM Insured)	290,000	291,082
County of Wayne Michigan General Obligation Bonds
5.00%, 2/1/2038 (Callable 2/1/2018) (AGM Insured)	1,000,000	1,023,220
Detroit Wayne County Stadium Authority Revenue Bonds
5.00%, 10/1/2020 (AGM Insured)	565,000	633,506
5.00%, 10/1/2026 (Callable 10/1/2022) (AGM Insured)	250,000	283,935
Michigan Finance Authority Revenue Bonds
5.00%, 7/1/2032 (Callable 7/1/2024) (AGM Insured)	1,000,000	1,186,680
5.00%, 7/1/2034 (Callable 7/1/2024) (NATL Insured)	870,000	1,011,506
5.00%, 7/1/2035 (Callable 7/1/2025)	1,000,000	1,166,580
5.00%, 7/1/2044 (Callable 7/1/2024)	1,500,000	1,729,110

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2016 (Unaudited), Continued

	Principal
	Amount	Value
Michigan – 10.61% (Continued)
State of Michigan Financing Authority Revenue Bonds
5.00%, 4/1/2020 (Callable 9/14/2016) (NATL Insured)	$122,525	$122,650
5.125%, 4/1/2022 (Callable 9/14/2016) (NATL Insured)	29,575	29,606
5.25%, 4/1/2023 (Callable 9/14/2016) (AMBAC Insured)	321,100	321,443
Wayne County Airport Authority Revenue Bonds
5.00%, 12/1/2042 (Callable 12/1/2022) (AGM Insured)	500,000	576,740
		11,194,668
Minnesota – 5.56%
Southcentral Minnesota Multi-County Housing &
Redevelopment Authority Revenue Bonds
3.00%, 2/1/2000 (b) (c)	15,000	8,700
3.00%, 2/1/2002 (b) (c)	30,000	17,400
3.00%, 2/1/2005 (b) (c)	20,000	11,600
3.00%, 2/1/2006 (b) (c)	20,000	11,600
3.00%, 2/1/2007 (b) (c)	65,000	37,700
3.00%, 6/1/2008 (b) (c)	10,000	5,800
3.00%, 2/1/2017 (b) (c)	450,000	261,000
3.00%, 2/1/2025 (b) (c)	9,500,000	5,510,000
		5,863,800
New Hampshire – 0.55%
Manchester New Hampshire Airport Revenue Bonds
5.00%, 1/1/2023	500,000	585,055

New Jersey – 6.63%
New Jersey Economic Development Authority
School Facilities Construction Bonds
5.00%, 6/15/2025	500,000	581,655
5.00%, 3/1/2030 (Callable 3/1/2023)	750,000	835,943
5.00%, 6/15/2034 (Callable 6/15/2024)	1,000,000	1,120,790
New Jersey Transportation Trust Fund Authority Revenue Bonds
5.00%, 6/15/2025 (Callable 6/15/2023)	1,000,000	1,139,500
4.625%, 6/15/2030 (Callable 6/15/2025)	1,000,000	1,074,930
5.00%, 6/15/2044 (Callable 6/15/2024)	1,000,000	1,102,000
South Jersey Transportation Authority Revenue Bonds
5.00%, 11/1/2039 (Callable 11/1/2024)	1,000,000	1,140,550
		6,995,368
New York – 3.84%
New York City Industrial Development Agency Revenue Bonds
5.00%, 1/1/2019 (Callable 1/1/2017) (AMBAC Insured)	510,000	517,079
5.00%, 1/1/2031 (Callable 1/1/2017) (AMBAC Insured)	70,000	70,844
5.00%, 1/1/2046 (Callable 1/1/2017) (AMBAC Insured)	1,400,000	1,413,790

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2016 (Unaudited), Continued

	Principal
	Amount	Value
New York – 3.84% (Continued)
New York Liberty Development Corp. Revenue Bonds
5.25%, 10/1/2035	$1,500,000	$2,053,575
		4,055,288
Ohio – 1.40%
City of Cleveland Ohio Airport System Revenue Bonds
5.00%, 1/1/2031 (Callable 1/1/2022)	1,280,000	1,476,326

Pennsylvania – 2.27%
Pennsylvania Turnpike Commission Revenue Bonds
5.00%, 12/1/2030 (Callable 12/1/2025)	500,000	603,420
5.00%, 12/1/2040 (Callable 12/1/2025)	1,500,000	1,791,120
		2,394,540
Puerto Rico – 4.64%
Commonwealth of Puerto Rico General Obligation Bonds
5.50%, 7/1/2020 (NATL Insured)	665,000	720,794
Puerto Rico Commonwealth Aqueduct &
Sewer Authority General Obligation Bonds
5.00%, 7/1/2028 (Callable 7/1/2018) (AGC Insured)	1,000,000	1,032,500
Puerto Rico Electric Power Authority Revenue Bonds
5.00%, 7/1/2022 (Callable 10/3/2016) (NATL Insured)	395,000	396,864
5.00%, 7/1/2023 (Callable 10/3/2016) (NATL Insured)	180,000	180,418
5.00%, 7/1/2024 (Callable 10/3/2016) (NATL Insured)	420,000	420,466
5.00%, 7/1/2024 (Callable 7/1/2017) (AGM Insured)	450,000	455,166
Puerto Rico Highways &
Transportation Authority Revenue Bonds
5.00%, 7/1/2018 (Callable 10/3/2016) (NATL Insured)	195,000	197,131
4.75%, 7/1/2038 (Callable 7/1/2018) (NATL Insured)	650,000	650,182
Puerto Rico Municipal Finance Agency Revenue Bonds
5.25%, 8/1/2022 (AGC Insured)	815,000	840,029
		4,893,550
Tennessee – 0.75%
Chattanooga Tennessee Health, Educational, and
Student Housing Facility Board Revenue Bonds
5.00%, 10/1/2029 (Callable 10/1/2025)	500,000	606,740
5.00%, 10/1/2030 (Callable 10/1/2025)	150,000	181,343
		788,083
Texas – 3.35%
Austin Convention Enterprises Inc. Revenue Bonds
5.00%, 1/1/2034 (Callable 1/1/2017) (XLCA Insured)	1,760,000	1,778,533

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2016 (Unaudited), Continued

	Principal
	Amount	Value
Texas – 3.35% (Continued)
Central Texas Turnpike System Revenue Bonds
5.00%, 8/15/2034 (Callable 8/15/2024)	$1,000,000	$1,179,840
5.00%, 8/15/2041 (Callable 8/15/2022)	500,000	580,895
		3,539,268
Vermont – 0.73%
City of Burlington Vermont Airport Revenue Bonds
4.00%, 7/1/2028 (Callable 7/1/2022)	750,000	770,355

Virginia – 1.47%
City of Chesapeake Virginia Expressway
Toll Road Revenue Bonds
4.125%, 7/15/2042 (Callable 7/15/2022)	500,000	523,965
5.00%, 7/15/2047 (Callable 7/15/2022)	905,000	1,025,446
		1,549,411
Washington – 1.72%
Greater Wenatchee Regional Events Center
Public Facilities District Revenue Bonds
4.50%, 9/1/2022	190,000	203,038
5.25%, 9/1/2032 (Callable 9/1/2022)	1,000,000	1,070,900
Skagit County Public Hospital District No. 1 Revenue Bonds
5.00%, 12/1/2037 (Callable 12/1/2023)	500,000	538,930
		1,812,868
Wisconsin – 0.99%
Wisconsin Health & Educational
Facilities Authority Revenue Bonds
5.25%, 12/1/2049 (Callable 12/1/2022)	1,000,000	1,043,720
TOTAL MUNICIPAL BONDS (Cost $96,127,911)		103,351,712

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at August 31, 2016 (Unaudited), Continued

MONEY MARKET FUNDS – 1.25%	Shares	Value
Fidelity Institutional Money Market Funds –
Government Portfolio – Class I, 0.26% (a)	1,321,703	$1,321,703
TOTAL MONEY MARKET FUNDS (Cost $1,321,703)		1,321,703
Total Investments (Cost $97,449,614) – 99.21%		104,673,415
Other Assets in Excess of Liabilities – 0.79%		838,767
TOTAL NET ASSETS – 100.00%		$105,512,182

Scheduled principal and interest payments are guaranteed by the following bond insurers.
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal Corp.
AMBAC – Ambac Assurance Corp.
NATL – National Public Finance Guarantee
XLCA – Syncora Guarantee Inc.
The insurance does not guarantee the market value of the municipal bonds.
(a)	Rate shown is the 7-day annualized yield at August 31, 2016.
(b)	Security is considered illiquid. As of August 31, 2016, the value of these investments was $5,863,800 or 5.56% of total net assets.
(c)	Security is in default.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2016 (Unaudited)

ASSETS
Investments, at market value (cost $97,449,614)	$104,673,415
Receivables
Fund shares sold	18,300
Interest	1,144,882
Prepaid expenses	13,314
Total assets	105,849,911

LIABILITIES
Payables
Due to adviser	64,249
Fund shares redeemed	104,835
Distributions payable	107,022
Administration and fund accounting fees	29,802
Audit fees	9,718
Transfer agent fees and expenses	8,604
Reports to shareholders	4,739
Legal fees	3,363
Custody fees	1,420
Chief Compliance Officer fee	2,300
Accrued expenses	1,677
Total liabilities	337,729
NET ASSETS	$105,512,182

CALCULATION OF NET ASSET VALUE PER SHARE
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	9,529,347
Net asset value, redemption price and offering price per share	$11.07

COMPONENTS OF NET ASSETS
Paid-in capital	$98,011,373
Accumulated overdistributed net investment income	(80,158)
Accumulated undistributed net realized gain on investments	357,166
Net unrealized appreciation on investments	7,223,801
Total net assets	$105,512,182

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF OPERATIONS For the Six Months Ended August 31, 2016 (Unaudited)

NET INVESTMENT INCOME
Income
Interest	$2,562,634
Total investment income	2,562,634

Expenses
Advisory fees (Note 4)	381,939
Administration and fund accounting fees (Note 4)	57,212
Transfer agent fees and expenses (Note 4)	16,546
Registration fees	11,963
Audit fees	9,663
Legal fees	6,099
Trustee fees	5,499
Chief Compliance Officer fees (Note 4)	4,523
Miscellaneous	3,447
Custody fees (Note 4)	2,954
Insurance	1,486
Shareholder reporting	1,421
Total expenses before recoupment	502,752
Plus: recoupment by adviser (Note 4)	9,616
Net expenses	512,368
Net investment income	2,050,266

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	312,393
Capital gain distributions from regulated investment companies	1,310
Change in unrealized appreciation on investments	2,724,790
Net realized and unrealized gain on investments	3,038,493
Net increase in net assets resulting from operations	$5,088,759

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months	Year
	Ended	Ended
	August 31, 2016	February 29,
	(Unaudited)	2016
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,050,266	$4,265,254
Net realized gain on investments	312,393	244,278
Capital gain distributions from
regulated investment companies	1,310	3,259
Change in unrealized
appreciation on investments	2,724,790	(204,644)
Net increase in net assets
resulting from operations	5,088,759	4,308,147

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(2,151,510)	(4,284,825)
Total distributions	(2,151,510)	(4,284,825)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	18,005,869	39,651,540
Proceeds from shares issued in
reinvestment of dividends	1,746,764	3,619,558
Cost of shares redeemed+	(19,024,950)	(23,846,816)
Net increase in net assets resulting
from capital share transactions	727,683	19,424,282

Total increase in net assets	3,664,932	19,447,604

NET ASSETS
Beginning of period	101,847,250	82,399,646
End of period	$105,512,182	$101,847,250
Accumulated net investment income	$(80,158)	$21,086

CHANGES IN SHARES OUTSTANDING
Shares sold	1,655,228	3,704,976
Shares issued in reinvestment of dividends	159,554	339,493
Shares redeemed	(1,750,029)	(2,224,416)
Net increase in shares outstanding	64,753	1,820,053

+	Net of redemption fees of $4,515 and $875, respectively.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	For the			For the period
	Six Months		For the Year	March 31, 2014*
	Ended		Ended	through
	August 31, 2016		February 29,	February 28,
	(Unaudited)		2016	2015
Net asset value, beginning of period	$10.76		$10.78	$10.00
Income from investment operations:
Net investment income^	0.22		0.51	0.53
Net realized and unrealized gain/(loss)
on investments	0.32		(0.02)	0.77
Total from investment operations	0.54		0.49	1.30
Less dividends and distributions:
Dividends from net investment income	(0.23)		(0.51)	(0.52)
Total dividends	(0.23)		(0.51)	(0.52)

Redemption fees^#	0.00		0.00	0.00

Net asset value, end of period	$11.07		$10.76	$10.78

Total return	5.03	%+	4.67%	13.27	%+

Supplemental data and ratios:
Net assets, end of period (thousands)	$105,512		$101,847	$82,400
Ratio of net expenses to average net assets:
Before fee waivers/recoupment	0.96	%++	1.01%	1.08	%++
After fee waivers/recoupment	0.98	%++	1.00%	1.00	%++
Ratio of net investment income
to average net assets:
Before fee waivers/recoupment	3.95	%++	4.77%	5.48	%++
After fee waivers/recoupment	3.93	%++	4.78%	5.56	%++
Portfolio turnover rate	12	%+	27%	16	%+

*	Commencement of operations.
^	Based on average shares outstanding.
#	Amount is less than $0.01 per share.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

The Wasmer Schroeder High Yield Municipal Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Fund is to seek to generate a high level of interest income that is not subject to federal income tax.  The Fund currently offers an Institutional Class which commenced operations on March 31, 2014, prior to which, its only activity was a transfer in-kind of securities and cash.  This transfer in-kind was nontaxable, whereby the Fund issued 4,369,546 shares on March 31, 2014.  The fair value and cost of securities received by the Fund was $41,842,498 and $41,966,736, respectively.  In addition, the Fund received $1,852,959 of cash and interest receivable.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2015-2016 or expected to be taken in the Fund’s 2017 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2016 (Unaudited), Continued

C.
Security Transactions, Income, Expenses and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized/accreted over the life of the respective security using the effective interest method.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory and custodian fees.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, monthly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Fund charges a 1% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  During the six months ended August 31, 2016, the Fund retained $4,515 in redemption fees.

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of August 31, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2016 (Unaudited), Continued

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Debt Securities:  Debt securities are valued at their bid prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2016 (Unaudited), Continued

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Illiquid Securities:  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to hold no more than 15% of its net assets in illiquid securities.  As of August 31, 2016, the Fund had investments in illiquid securities with a total value of $5,863,800 or 5.56% of total net assets.

Information concerning these illiquid securities is as follows:

Security	PAR	Dates Acquired	Cost Basis
Southcentral MN Revenue Bonds	$10,110,000	9/04 – 2/14	$4,433,456

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.  The Fund did not hold Rule 144A securities at August 31, 2016.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2016 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2016:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$103,351,712	$—	$103,351,712
Money Market Funds	1,321,703	—	—	1,321,703
Total Investments	$1,321,703	$103,351,712	$—	$104,673,415

Refer to the Fund’s schedule of investments for a detailed break-out of municipal bonds by state.  Transfers between levels are recognized at August 31, 2016, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the six months ended August 31, 2016.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended August 31, 2016, Wasmer, Schroeder & Company, Inc. (the “Adviser”) provided the Fund with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  Effective June 28, 2016, as compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.70% of the Fund’s average daily net assets.  Prior to June 28, 2016, the annual rate was 0.75% of the Fund’s average daily net assets.  For the six months ended August 31, 2016, the Fund incurred $381,939 in advisory fees.

The Fund is responsible for its own operating expenses.  Effective June 28, 2016, the Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to 0.95% of average daily net assets of the Fund’s Institutional Class.  Prior to June 28, 2016, the Fund’s total annual operating expenses were limited to 1.00% of average daily net assets.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended August 31, 2016, the Adviser recouped fees in the amount of $9,616.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2016 (Unaudited), Continued

Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $46,718 at August 31, 2016.  The expense limitation will remain in effect through at least June 27, 2017, and may be terminated only by the Trust’s Board of Trustees.  The cumulative expenses of $46,718 will expire as follows:

Year	Amount
2018	$35,741
2019	10,977
$46,718

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

For the six months ended August 31, 2016, the Fund incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$57,212
Transfer Agency (excludes out-of-pocket expenses)	11,427
Custody	2,954
Chief Compliance Officer	4,523

At August 31, 2016, the Fund had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$29,802
Transfer Agency (excludes out-of-pocket expenses)	6,067
Custody	1,420
Chief Compliance Officer	2,300

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2016 (Unaudited), Continued

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended August 31, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $15,602,619 and $11,683,984, respectively.  The Fund had no long-term purchases or sales of U.S. Government securities during the six months ended August 31, 2016.

NOTE 6 – LINE OF CREDIT

The Fund has an unsecured line of credit in the amount of $8,500,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the six months ended August 31, 2016, the Fund drew on its line of credit.  The Fund had an outstanding average balance of $44,853, paid a weighted average interest rate of 3.50%, and incurred interest expense of $802.  During the six months ended August 31, 2016, the maximum borrowing by the Fund occurred on May 13, 2016 in the amount of $1,280,000.  At August 31, 2016, the Fund had no outstanding loan amounts.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended August 31, 2016 and the year ended February 29, 2016 was as follows:

	Six Months Ended	Year Ended
	August 31, 2016	February 29, 2016
Ordinary income	$ 193,066	$ 715,999
Tax-exempt income	1,958,444	3,568,826

As of February 29, 2016, the Fund’s most recently completed fiscal year end, the components of capital on a tax basis were as follows:

Cost of investments (a)	$96,416,295
Gross unrealized appreciation	4,616,964
Gross unrealized depreciation	(117,953)
Net unrealized appreciation (a)	4,499,011
Undistributed ordinary and tax-exempt income	96,382
Undistributed long-term capital gains	43,463
Total distributable earnings	139,845
Other accumulated gains/(losses)	(75,296)
Total accumulated earnings/(losses)	$4,563,560

(a) Book-basis and tax-basis net unrealized appreciation are the same.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2016 (Unaudited), Continued

At February 29, 2016, “Other Accumulated Gains/Losses” consisted of distributions payable of $75,296.  During the year ended February 29, 2016, the Fund utilized $57,152 of short-term capital loss carryforwards.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

High Yield Risk – High yield debt obligations (commonly known as “junk bonds”) are speculative investments and entail greater risk of loss of principal than securities and loans that are investment grade rated because of their greater exposure to credit risk. The high yield market at times is subject to substantial volatility and high yield debt obligations may be less liquid than higher quality securities.

Fixed Income Securities Risks – The Fund may invest in fixed income (debt) securities, which are generally subject to the following risks:

o
Interest Rate Risk. There is a risk that fixed income securities will decline in value because of changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

o
Extension Risk. If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

o
Credit Risk. The issuers of the debt securities held by the Fund may not be able to make interest or principal payments. The Fund may invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including payment default, than higher quality debt securities.

o
Prepayment Risk. Issuers of securities held by the Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.

Rule 144A Securities Risk – The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2016 (Unaudited), Continued

Liquidity Risk – Low or lack of trading volume may make it difficult to sell securities held by the Fund at quoted market prices.

Political, Legislative or Regulatory Risk – The municipal securities market generally or certain municipal securities in particular may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level.

Reinvestment Risk – A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Tax and Taxability Risk – Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax. The Fund relies on the opinion of the issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to federal income tax. However, after the Fund buys a security issued as tax-exempt, the Internal Revenue Service may determine that interest on the security should, in fact, be taxable, in which event the dividends the Fund pays with respect to that interest would be subject to federal income tax.

Wasmer Schroeder High Yield Municipal Fund

NOTICE TO SHAREHOLDERS at August 31, 2016 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-WSC-MUNI or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-WSC-MUNI.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-WSC-MUNI.

Wasmer Schroeder High Yield Municipal Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser
Wasmer, Schroeder & Company, Inc.
600 Fifth Avenue South, Suite 210
Naples, Florida 34102

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-WSC-MUNI

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-855-WSC-MUNI (1-855-972-6864).  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
 Douglas G. Hess, President

Date  11/3/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  11/3/16

By (Signature and Title)*  /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date 11/3/16

* Print the name and title of each signing officer under his or her signature